    As filed with the Securities and Exchange Commission on October 31, 2000

                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                    FORM 8-K

                             Current Report Pursuant
                          to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

Date of report (Date of earliest event reported)  November 1, 2000

                             PHARMACIA CORPORATION
             (Exact Name of Registrant as Specified in Its Charter)

                                    Delaware
                 (State or Other Jurisdiction of Incorporation)

        1-2516                                            43-0420020
(Commission File Number)                       (IRS Employer Identification No.)

100 Route 206 North, Peapack, New Jersey                            07977
(Address of Principal Executive Offices)                          (Zip Code)

                                 (908) 901-8000
              (Registrant's Telephone Number, Including Area Code)

                                       N/A
          (Former Name or Former Address, if Changed Since Last Report)

Item 5.  Other Events.

         Pharmacia Corporation ("Pharmacia") is filing this Current Report on
Form 8-K to report its preliminary results of operations for the third quarter of 2000. On October 30, 2000, Pharmacia issued a press release describing its results of operations for the third quarter of 2000. The press release is attached hereto as Exhibit 99, and is incorporated as part of this Current
Report on Form 8-K.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

          The following exhibit is filed as part of this Current Report on Form
8-K:

Exhibit No.                    Exhibit

    99           Press Release of October 30, 2000

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       PHARMACIA CORPORATION

Dated: November 1, 2000                By: /s/ Don W. Schmitz
                                          Name:  Don W. Schmitz
                                          Title:  Vice President, Associate
                                                  General Counsel and Corporate
                                                  Secretary

                                INDEX TO EXHIBITS

Exhibit No.      Exhibit

    99           Press Release dated October 30, 2000